UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 22, 2004

HERBST GAMING, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-71044	88-0446145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3440 West Russell Road, Las Vegas, NV  89118
(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 889-7695

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

ITEM 1.01  Entry Into a Material Definitive Agreement

Indenture

On November 22, 2004, Herbst Gaming, Inc., a Nevada corporation (the “Company”) and its subsidiaries (the “Guarantors”) entered into an indenture (the “Indenture”) with U.S. Bank National Association, as trustee, relating to the issuance by the Company of $170,000,000 aggregate principal amount of 7% Senior Subordinated Notes due 2014 (the “Notes”).  The Notes were sold in a private placement transaction, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Notes bear an interest rate of 7% per annum, payable semi-annually on May 15 and November 15 of each year, beginning on May 15, 2005.  The Notes mature on November 15, 2014.  The Notes are unsecured senior subordinated obligations of the Company and are guaranteed on an unsecured senior subordinated basis by the Guarantors.  The Notes and the guarantees thereof are subordinate in right of payment to all of the existing and future senior debt of the Company and the Guarantors.

The terms of the Notes are governed by the Indenture.  The Indenture contains customary covenants that limit the Company’s and the Guarantors’ ability, among other things, to incur additional indebtedness and issue preferred stock, pay dividends on or purchase the Company’s equity interests, make certain investments, incur liens on assets to secure debt, enter into certain sale and lease-back transactions, merge or consolidate with another company, transfer or sell assets, and enter into transactions with affiliates.  Upon the occurrence of a “change of control,” as defined in the Indenture, the Company is required to make an offer to repurchase the Notes at 101% of the principal amount thereof, plus any accrued and unpaid interest and liquidated damages, if any, to the repurchase date.

The Company may redeem the notes in whole or in part at any time on or after November 15, 2009, at redemption prices of 103.500%, 102.333% and 101.167% of the principal amount thereof if the redemption occurs during the respective 12-month periods beginning on November 15 of the years 2009, 2010 and 2011, respectively, and at a redemption price of 100% of the principal amount thereof on and after November 15, 2012, in each case, plus accrued and unpaid interest and liquidated damages, if any, to the redemption date.  In addition, before November 15, 2007, with the net cash proceeds from certain equity offerings, the Company may redeem up to 35% in aggregate principal amount of the Notes at a redemption price of 107.000% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest and liquidated damages, if any, to the redemption date.

The Indenture contains customary events of default including failure to make required payments, failure to comply with certain agreements or covenants, failure to pay or acceleration of certain other indebtedness, certain events of bankruptcy and insolvency, and failure to pay certain judgments.  An event of default under the Indenture will allow either the Trustee or the holders of at least 25% in principal amount of the then-outstanding Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the Notes.

The foregoing description of the Notes and the Indenture is qualified in its entirety by reference to the Indenture (including the form of Notes attached thereto), a copy of which is filed as Exhibit 4.14 to this Report.

Registration Rights Agreement

In connection with the issuance of the Notes, the Company also entered into a registration rights agreement dated November 22, 2004 (the “Registration Rights Agreement”) among the Company, the Guarantors and the initial purchaser of the Notes.  Under the Registration Rights Agreement, the Company and the Guarantors agree, among other things, to (i) file an exchange offer registration statement with the Securities and Exchange Commission (“SEC”) with respect to the Notes within 90 days after November 22, 2004, (ii) use all commercially reasonable efforts to have such exchange offer registration statement declared effective by the SEC within 150 days after November 22, 2004, (iii) subject to certain stated limitations, consummate the exchange offer to which the exchange offer registration statement relates within 30 business days after effectiveness is declared by the SEC.  Under certain circumstances, in lieu of a registered exchange offer, the Company and the Guarantors have agreed to file a shelf registration statement with the SEC with respect to the resale of the Notes.  If the Company does not comply with these obligations, subject to limitations set forth in the Registration Rights Agreement, the Company and the Guarantors jointly and severally will be required to pay liquidated damages in an amount equal to $0.05 per week per $1,000 in principal amount of the Notes for each week that the default continues, for the first 90 days following default.  Thereafter, the amount of liquidated damages will increase by an additional $0.05 per week per $1,000 in principal amount of the Notes for each subsequent 90-day period until all registration defaults have been cured, to a maximum of $0.50 per week per $1,000 in principal amount of the Notes.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 4.15 to this Report.

ITEM 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 of this Report is incorporated herein by reference.

ITEM 8.01     Other Events

On November 22, 2004, the Company issued a press release announcing the consummation of its private placement offering of $170,000,000 in Notes (as defined above).

A copy of this press release is attached hereto and incorporated by reference as Exhibit 99.1.

ITEM 9.01     Financial Statements and Exhibits

(c)        Exhibits

4.14      Indenture dated as of November 22, 2004, between Herbst Gaming, Inc., the subsidiary guarantors party thereto, and U.S. Bank National Association, as trustee.

4.15      Registration Rights Agreement dated as of November 22, 2004, between Herbst Gaming, Inc., the subsidiary guarantors party thereto, and the initial purchaser party thereto.

99.1      Press release issued by the Company dated November 22, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERBST GAMING, INC.

Date: November 23, 2004	By:	/s/ Mary Beth Higgins
Mary Beth Higgins
Chief Financial Officer